Exhibit 99.1

DarkPulse, Inc. Signs Contract For Installation of its BOTDA Sensor System at Moon Land Resort Egypt

The Company has signed a Joint Cooperation Agreement and. Installation Contract with Salman International Company a Siemens Authorized Distributor for Egypt

HOUSTON, Texas –July 6, 2022 – DarkPulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation and monitoring of their patented laser sensing systems which provide a data stream of critical metrics for assessing the health and security of infrastructure, today announced the Company has signed a contract for the installation of its patented BOTDA EREBOS™ high resolution sensor system into Moon Land Resort in Hurghada Egypt. The system will perform several functions including fire detection, structural health monitoring, HVAC control and perimeter security. DarkPulse will also act as exclusive technology integration provider for Moon Land.

Additionally, DarkPulse and Salman International Company have agreed to a joint cooperation agreement whereby both companies will jointly market, sell and install DarkPulse’s technology products and Siemens Low Voltage and Control products. Collaboration also includes DarkPulse conducting personnel training and technical support.

“Salman International is exited that Moon Land will be the world’s first intelligent resort by utilizing DarkPulse’s leading edge technology and services” Said Adel Mohamad Salman, Chairman of the Board of Directors, Salman International Company.

Dennis O’Leary, DarkPulse Chairman and CEO, stated, “This contract is a culmination of many years of hard work and perseverance. I must thank our dedicated team of professionals across the globe. We are confident that Moon Land will demonstrate the power of smart technology using our patented sensors and advanced system dynamics enabling the future of infrastructure health and security, today.”

More information about Salman International Company and the company's services is available at www.salmangroupeg.com

1

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse, Inc.

media@DarkPulse.com

1.800.436.1436

2